UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 10, 2005

                           ---------------------------


                           CAESARS ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)

                           ---------------------------


          Delaware                       1-14573                88-0400631
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)

                           3930 Howard Hughes Parkway
                             Las Vegas, Nevada 89109
          (Address of principal executive offices, including zip code)

                                 (702) 699-5000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operation and Financial Condition.

On February 10, 2005, the Registrant issued a press release containing its financial results for the quarter and full year ended December 31, 2004. A copy of the press release is furnished hereto as Exhibit 99.1

The information, including exhibits attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Item 9.01.  Financial Statements and Exhibits.


         (a)      Not applicable.

         (b)      Not applicable

         (c)      Exhibits

                   99.1 Press Release issued by Caesars Entertainment, Inc., dated February 10, 2005.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CAESARS ENTERTAINMENT, INC.


                                      By:     /s/ WESLEY D. ALLISON
                                            ------------------------------------
                                      Name:   Wesley D. Allison
                                      Title:  Senior Vice President, Controller
                                              and Interim Chief Financial
                                              Officer

Dated:  February 10, 2005